UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21860

Wegener Investment Trust

(Exact name of registrant as specified in charter)

3350 Monarch Lane

Annandale, VA  22003

 (Address of principal executive offices)(Zip code)

Steven M. Wegener

3350 Monarch Lane

Annandale, VA  22003

 (Name and address of agent for service)

With copies to:

JoAnn M. Strasser

Thompson Hine LLP

312 Walnut Street, 14th floor

Cincinatti, Ohio 45202

Registrant's telephone number, including area code: (703) 282-9380

Date of fiscal year end: June 30

Date of reporting period: June 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

ANNUAL REPORT

WEGENER ADAPTIVE GROWTH FUND

A SERIES OF THE WEGENER INVESTMENT TRUST

June 30, 2013

Performance Summary

For the year ended 6/30/2013 the Wegener Adaptive Growth Fund returned -35.60%, the S&P 500 returned 20.60%, and the Russell 2000 returned 24.21%. Since the inception of the Fund on 9/13/2006 the Fund has returned -6.86% annualized, the S&P 500 has returned 5.19%, and the Russell 2000 has returned 5.83%.

Fund Performance and Positioning

Through February of 2013 the Fund had returned -0.58%, while the S&P 500 had gained 12.95% and the Russell 2000 had gained 15.16%. Essentially, the gains from the Fund’s stock holdings were cancelled out by the losses from the option positions we used to reduce market exposure to zero, leaving the Fund’s performance slightly down.

In February the Fund gradually began increasing exposure to Energy and Basic Material stocks. As some industry segments of these sectors became even more compelling from a valuation standpoint we continued to increase our exposure to those areas through the remainder of the period.

Future Stock Market Performance

We still anticipate a poor long term return from the S&P 500 and Russell 2000, as we discussed in detail last year.  With the rise in the indices over the past year these long term concerns have only increased.

Thank you for your continued trust in us.

Sincerely,

Steven Wegener

WEGENER ADAPTIVE GROWTH FUND

PORTFOLIO ILLUSTRATION

JUNE 30, 2013 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments excluding options, short term investments and cash equivalents.

WEGENER ADAPTIVE GROWTH FUND

PERFORMANCE ILLUSTRATION

AVERAGE ANNUAL RATE OF RETURN (%)

FOR PERIOD ENDED JUNE 30, 2013 (Unaudited)

	1 Year	3 Year	5 Year	Since Inception (9/13/2006)	Value
Wegener Adaptive Growth Fund	(35.60)%	(22.65)%	(12.49)%	(6.86)%	$ 6,169
S&P 500 Index	20.60%	18.43%	7.01%	5.19%	$ 14,111
Russell 2000 Index	24.21%	18.67%	8.77%	5.83%	$ 14,703

16,000
15,000
14,000
13,000
12,000
11,000
10,000
9,000
8,000
7,000
6,000
5,000
Wegener Adaptive Growth Fund
S&P 500 Index
Russell 2000 Index
Sep-06
Oct-06
Dec-06
Feb-07
Apr-07
Jun-07
Aug-07
Oct-07
Dec-07
Feb-08
Apr-08
Jun-08
Aug-08
Oct-08
Dec-08
Feb-09
Apr-09
Jun-09
Aug-09
Oct-09
Dec-09
Feb-10
Apr-10
Jun-10
Aug-10
Oct-10
Dec-10
Feb-11
Apr-11
Jun-11
Aug-11
Oct-11
Dec-11
Feb-12
Apr-12
Jun-12
Aug-12
Oct-12
Dec-12
Feb-13
Apr-13
Jun-13

This chart assumes an initial investment of $10,000 made on 9/13/2006 (commencement of operations).  Total return is based on the net change in NAV and assumes reinvestment of all dividends and other distributions. Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (800) 595-4077.

	Wegener Adaptive Growth Fund
	Schedule of Investments
	June 30, 2013

Shares		Value

COMMON STOCKS - 127.84%

Gold & Silver Ores - 76.64%
51,200	Alexco Resources Corp. *	$ 57,344
6,350	Allied Nevada Gold Corp. *	41,148
203,530	Claude Resources, Inc. *	45,184
10,300	Eldorado Gold Corp.	63,654
19,400	Endeavour Silver Corp. *	66,542
6,542	First Majestic Silver Corp. *	69,280
15,000	Fortuna Silver Mines, Inc. *	49,650
6,200	Gold Resource Corp.	54,002
18,500	Golden Star Resources, Ltd. *	7,770
12,800	IAMGOLD Corp.	55,424
139,888	Lake Shore Gold Corp. *	42,946
45,241	Midway Gold Corp. *	42,662
14,000	NovaGold Resources, Inc. *	29,540
4,050	Pan American Silver Corp. (Canada)	47,142
35,828	Revett Minerals, Inc. *	23,173
3,700	Richmont Mines, Inc. *	5,624
148,000	Romarco Minerals, Inc. *	63,862
3,700	Seabridge Gold, Inc. *	34,891
50,198	Silvercrest Mines, Inc. *	69,775
16,537	Solitario Exploration & Royalty Corp. *	14,883
5,100	Tahoe Resources, Inc. *	72,165
29,045	Vista Gold Corp. *	28,174
6,500	Yamana Gold, Inc. (Canada)	61,815
		1,046,650
Industrial Metals & Minerals - 2.09%
22,000	Aurcana Corp. *	28,602

Metal Mining - 40.81%
23,053	Almaden Minerals Ltd. *	32,505
7,200	Detour Gold Corp. *	56,554
43,100	Eurasian Minerals, Inc. *	52,151
80,000	Golden Queen Mining Co. Ltd. *	76,552
69,409	Great Panther Silver Ltd. *	52,404
95,600	International Tower Hill Mines Ltd. *	62,140
21,923	Mines Management, Inc. *	11,619
9,850	New Gold, Inc. *	63,237
45,066	Paramount Gold and Silver Corp. *	53,628
4,585	Pretium Resources, Inc. *	30,261
51,800	Rubicon Minerals Corp. *	66,304
		557,355
Mineral Royalty Traders - 4.64%
10,000	Silver Standard Resources, Inc. *	63,400

Mining, Quarrying of Nonmetallic Minerals (No Fuels) - 3.66%
17,000	Asanko Gold, Inc. *	35,700
20,200	Exeter Resource Corp. *	14,342
		50,042

TOTAL FOR COMMON STOCKS (Cost $2,344,947) - 127.84%		1,746,049

PUT OPTIONS - 0.22%

Underlying Security
Expiration Date/Exercise Price

Shares Subject
to Put
	Russell 2000 Index *
500	September 2013 Puts @ 560	0

	Russell 2000 Index *
900	September 2013 Puts @ 775	2,115

	S&P 500 Index *
100	September 2013 Puts @ 1,400	870

	Total (Premiums Paid $3,802) - 0.22%	2,985

SHORT TERM INVESTMENTS - 8.28%
113,071	Fidelity Money Market Portfolio Class Select 0.04% **	113,071

TOTAL FOR SHORT-TERM INVESTMENTS (Cost $113,071) - 8.28%		113,071

TOTAL INVESTMENTS (Cost $2,461,820) - 136.34%		1,862,105

LIABILITIES IN EXCESS OF OTHER ASSETS - (36.34)%		(496,339)

NET ASSETS - 100.00%		$ 1,365,766

* Non-income producing securities during the period.
** Variable rate security; the coupon rate shown represents the yield at June 30, 2013.
The accompanying notes are an integral part of these financial statements.

Wegener Adaptive Growth Fund
Written Options
June 30, 2013

CALL OPTIONS WRITTEN

Shares Subject	Underlying Security
to Call	Expiration Date/Exercise Price	Value

	Russell 2000 Index
500	September 2013 Calls @ 560	$ 205,500

	Russell 2000 Index
900	September 2013 Calls @ 775	179,910

	S&P 500 Index
100	September 2013 Calls @ 1,400	20,940

	Total (Premiums Received $424,573)	$ 406,350

The accompanying notes are an integral part of these financial statements.

Wegener Adaptive Growth Fund
Statement of Assets and Liabilities
June 30, 2013

Assets:
Investments in Securities, at Value (Cost $2,461,820)	$ 1,862,105
Receivables:
Dividends and Interest	320
Receivable from Advisor	3,056
Prepaid Expenses	1,480
Total Assets	1,866,961

Liabilities:
Call Options Written (premiums received $424,573)	406,350
Securities Purchased	76,417
Accrued Expenses	18,428
Total Liabilities	501,195

Net Assets	$ 1,365,766

Net Assets Consist of:
Paid In Capital	$ 3,458,394
Undistributed Net Investment Loss	(6,560)
Accumulated Realized Loss on Investments	(1,504,576)
Unrealized Depreciation in Value of Investments	(581,492)
Net Assets, for 352,258 Shares Outstanding	$ 1,365,766

Net Asset Value Per Share	$ 3.88

Minimum Redemption Price Per Share *	$ 3.82

* The Fund will charge a 1.50% redemption fee on shares redeemed within 180 days of purchase.
The accompanying notes are an integral part of these financial statements.

Wegener Adaptive Growth Fund
Statement of Operations
For the Year Ended June 30, 2013

Investment Income:
Dividends (net of foreign tax withheld of $1,279)	$ 54,998
Interest	103
Total Investment Income	55,101

Expenses:
Advisory Fees	26,217
Legal Fees	6,060
Audit Fees	10,316
Transfer Agent Fees	15,615
Custody Fees	7,343
Trustee Fees	3,056
Registration Fees	5,951
Insurance	509
Miscellaneous Fees	3,514
Total Expenses	78,581
Fees Waived and Reimbursed by the Advisor	(36,844)
Net Expenses	41,737

Net Investment Income	13,364

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain on Investments	512,281
Realized Loss on Options	(611,988)
Net Realized Loss on Investments and Options	(99,707)

Net Change in Unrealized Depreciation on:
Investments	(810,861)
Options	132,543
Net Change in Unrealized Depreciation on Investments and Options	(678,318)

Realized and Unrealized Loss on Investments and Options	(778,025)

Net Decrease in Net Assets Resulting from Operations	$ (764,661)

The accompanying notes are an integral part of these financial statements.

Wegener Adaptive Growth Fund
Statements of Changes in Net Assets

	Years Ended
	6/30/2013	6/30/2012
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 13,364	$ 6,767
Net Realized Loss on Investments and Options	(99,707)	(565,415)
Net Change in Unrealized Depreciation on Investments and Options	(678,318)	(202,596)
Net Decrease in Net Assets Resulting from Operations	(764,661)	(761,244)

Distributions to Shareholders:
Net Investment Income	(26,691)	-
Realized Gains	-	-
Total Distributions Paid to Shareholders	(26,691)	-

Capital Share Transactions	(181,543)	(138,369)

Total Decrease in Net Assets	(972,895)	(899,613)

Net Assets:
Beginning of Period	2,338,661	3,238,274

End of Period (Including Undistributed Net Investment Income (Loss) of $(6,560) and $6,767, respectively)
	$ 1,365,766	$ 2,338,661

The accompanying notes are an integral part of these financial statements.

Wegener Adaptive Growth Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	Years Ended
	6/30/2013		6/30/2012		6/30/2011	6/30/2010	6/30/2009

Net Asset Value, at Beginning of Period	$ 6.10		$ 8.12		$ 8.50	$ 8.00	$ 11.36

Income From Investment Operations:
Net Investment Income (Loss) *	0.04		0.02		(0.04)	(0.04)	0.11
Net Gain (Loss) on Securities (Realized and Unrealized)	(2.19)		(2.04)		(0.38)	0.62	(0.49)
Total from Investment Operations	(2.15)		(2.02)		(0.42)	0.58	(0.38)

Distributions:
Net Investment Income	(0.07)		-		(0.01)	(0.09)	(0.02)
Realized Gains	-		-		-	-	(2.96)
Total from Distributions	(0.07)		-		(0.01)	(0.09)	(2.98)

Redemption Fees (a)	-	†	-	†	0.05	0.01	-

Net Asset Value, at End of Period	$ 3.88		$ 6.10		$ 8.12	$ 8.50	$ 8.00

Total Return **	(35.60)%		(24.88)%		(4.32)%	7.29%	3.36%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 1,366		$ 2,339		$ 3,238	$ 6,661	$ 1,034
Before Waivers
Ratio of Expenses to Average Net Assets	3.75%		5.14%		3.19%	3.87%	4.86%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.12)%		(2.86)%		(1.70)%	(2.28)%	(1.55)%
After Waivers
Ratio of Expenses to Average Net Assets	1.99%		1.99%		1.99%	1.99%	1.99%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.64%		0.29%		(0.50)%	0.39%	1.34%
Portfolio Turnover	216.79%		108.54%		110.20%	76.60%	124.70%

(a) The Fund will charge a 1.50% redemption fee on shares redeemed within 180 days of purchase.
* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.
** Assumes reinvestment of dividends. Not annualized for periods of less than one year.
† Amount less than $0.005 per share.
The accompanying notes are an integral part of these financial statements.

WEGENER ADAPTIVE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2013

Note 1. Organization

The Wegener Adaptive Growth Fund (the “Fund”), is a diversified series of the Wegener Investment Trust (the “Trust”), an open-end registered investment company that was organized as an Ohio business trust on January 23, 2006. The Trust is permitted to issue an unlimited number of shares of beneficial interest of separate series. The Fund is currently the only series authorized by the Trustees. The Fund’s investment objective is long-term capital appreciation while attempting to protect capital during negative market conditions using hedging strategies. The Fund’s principal investment strategy is to invest in a portfolio of common stocks that the Fund’s investment manager, Wegener, LLC (the “Advisor”), believes has superior prospects for appreciation.  The Fund commenced operations September 13, 2006.

Note 2. Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation- Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, when restricted or illiquid securities are being valued, or if an event occurs after the close of trading on the domestic or foreign exchange or market in which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, such securities are valued as determined in good faith by the Advisor in conformity with guidelines adopted by and subject to review of the Board of Trustees. The Board has adopted guidelines for good faith pricing, and has delegated to the Advisor the responsibility for determining fair value prices, subject to review by the Board of Trustees.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above.  No single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case.  As a general principle, the current fair value of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale.  Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.  No securities were Fair Valued as of June 30, 2013.

Repurchase Agreements- In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines; realization of the collateral by the Fund may be delayed or limited.

Financial Futures Contracts- The Fund invests in financial futures contracts solely for the purpose of hedging its existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. The Fund recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

Share Valuation- The price (net asset value) of the shares of the Fund is normally determined as of 4:00 p.m., Eastern time on each day the Fund is open for business and on any other day on which there is sufficient trading in the Fund’s securities to materially affect the net asset value. The Fund is normally open for business on every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Security Transaction Timing- Security transactions are recorded on the dates transactions are entered into (the trade dates).  Dividend income and distributions to shareholders are recognized on the ex-dividend date.  Interest income is recognized on an accrual basis.  The Fund uses the identified cost basis in computing gain or loss on sale of investment securities.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.  Withholding taxes on foreign dividends are provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Redemption Fee – To discourage short-term trades by investors, the Fund will impose a redemption fee of 1.50% of the total redemption amount (calculated at market value) if shares are redeemed within 180 days of purchase.  There were $22 in redemption fees collected for the Fund during the year ended June 30, 2013.

Short Sales- The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

Income Taxes- The Fund intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains. It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service.  This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income.

In addition, GAAP requires management of the Fund to analyze all open tax years, fiscal years 2010-2012, as defined by IRS statute of limitations for all major industries, including federal tax authorities and certain state tax authorities.  As of and during the period ended June 30, 2013, the Fund did not have a liability for any unrecognized tax benefits.  The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders- The Fund intends to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, at year-end. Distributions will be recorded on ex-dividend date.  See Note 8.

Use of Estimates- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Subsequent events: Management has evaluated the impact of all subsequent events on the Fund through the issuance date of these financial statements and has noted no such events requiring disclosure.

Note 3.  Fair Value of Investments

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation.  Various inputs are used in determining the value of the Fund's investments.  These inputs are summarized in the three broad levels listed below:

          Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

          Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an active market, price for similar instruments, interest rates, prepayment speeds, yield curves, default rates and similar data.

          Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of inputs used as of June 30, 2013 in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Valuation Inputs of Assets
Common Stocks	$ 1,746,049	$ -	$ -	$ 1,746,049
Put Options	2,985	-	-	2,985
Short-Term Investments:
Fidelity Money Market Portfolio Class Select	113,071	-	-	113,071
Total	$ 1,862,105	$ -	$ -	$ 1,862,105

	Level 1	Level 2	Level 3	Total
Valuation Inputs of Liabilities
Call Options	$ 406,350	$ -	$ -	$ 406,350
Total	$ 406,350	$ -	$ -	$ 406,350

The Fund did not hold any Level 3 assets during the year ended June 30, 2013. There were no significant transfers into or out of Level 1 or Level 2 during the period. It is the Fund’s policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

Note 4. Investment Management Agreement

The Fund has a management agreement (the “Management Agreement”) with the Advisor to furnish investment advisory and management services to the Fund. The Fund will pay the Advisor a monthly fee based on the Fund’s average daily net assets at the annual rate of 1.25%.

The Advisor has contractually agreed to waive fees and/or reimburse the expenses but only to the extent necessary to maintain the Fund’s total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; indirect costs of investing in other funds; and extraordinary expenses) at 1.99% of its average daily net assets through October 31, 2013. Advisory fee waivers and expense reimbursements by the Advisor are subject to repayment by the Fund for a period of three years after such fees and expenses are incurred provided that the repayments do not cause the ordinary expenses to exceed 1.99% per annum. For the year ended June 30, 2013, the Advisor earned Advisory fees of $26,217, which were waived; the Advisor reimbursed the fund an additional $10,627 for a total of $36,844 in fees waived by the Advisor.  As of June 30, 2013, the Advisor owed the Fund $3,056.

The Advisor will be entitled to reimbursement of fees waived or reimbursed by the Advisor to the Fund.  Fees including the waiver, or expenses reimbursed during a given fiscal year may be paid to the Advisor during the following three fiscal year periods to the extent that payment of such expenses does not cause the Fund to exceed the expense limitation.  As of June 30, 2013, the unreimbursed amounts paid or waived by the Advisor on behalf of the Fund are $170,209.  As of June 30, 2013, amounts subject to future recoupment are as follows:

Fiscal Year Ended	Recoverable Through	Amount
June 30, 2011	June 30, 2014	$ 58,748
June 30, 2012	June 30, 2015	$ 74,617
June 30, 2013	June 30, 2016	$ 36,844

Note 5. Related Party Transactions

Steven M. Wegener is the control person of the Advisor and also serves as a Trustee and Officer of the Trust.  Mr. Wegener receives benefits from the Advisor resulting from management fees paid to the Advisor by the Fund.

Note 6. Capital Share Transactions

The Fund is authorized to issue an unlimited number of shares of separate series.  Paid in capital at June 30, 2013 was $3,458,394 representing 352,258 shares outstanding.

Transactions in capital stock were as follows:

	Year Ended June 30, 2013		Year Ended June 30, 2012
	Shares	Amount	Shares	Amount
Shares sold	3,038	$ 17,918	169,261	$ 1,063,513
Redemption fees	-	22	-	289
Shares reinvested	4,456	26,561	-	-
Shares redeemed	(38,470)	(226,044)	(184,945)	(1,202,171)
Net Decrease	(30,976)	$ (181,543)	(15,684)	$ (138,369)

Note 7. Options

As of June 30, 2103, the Wegener Fund had written call options outstanding valued at $406,350.

Transactions in written call options during the year ended June 30, 2013 were as follows:

	Number of	Premiums Received
	Contracts
Options outstanding at June 30, 2012	29	$ 125,687
Options written	91	752,497
Options exercised	-	-
Options expired	-	-
Options terminated in closing purchase transaction	(105)	(453,611)
Options outstanding at June 30, 2013	15	$ 424,573

As of June 30, 2103, the Wegener Fund had put options outstanding valued at $2,985.

Transactions in purchased options during the year ended June 30, 2013 were as follows:

	Number of	Premiums Paid
	Contracts
Options outstanding at June 30, 2012	29	$ 128,444
Options purchased	91	253,680
Options exercised	-	-
Options expired	-	-
Options terminated in closing sale transaction	(105)	(378,322)
Options outstanding at June 30, 2013	15	$ 3,802

The location on the statement of assets and liabilities of the Fund’s derivative positions, which are not accounted for as hedging instruments under GAAP, is as follows:

                                                                 Liability

                                                              Derivatives

Call options written                                ($406,350)

                                                                  Asset

                                                              Derivatives

Investments in Securities                           $2,985

Realized and unrealized gains and losses on derivatives contracts entered into during the year ended June 30, 2013 by the Fund are recorded in the following locations in the Statement of Operations:

	Location	Realized Gain/(Loss)	Location	Unrealized Gain/(Loss)
Call options Written & Purchased	Realized Loss on Options	($611,988)	Change in Unrealized Appreciation on Options	$132,543

The Fund engages in option transactions involving individual securities and stock indexes. An option involves either: (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option; or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a stock index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. The Fund may purchase and write options. Options are sold (written) on securities and stock indexes. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a stock index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. To cover the potential obligations involved in writing options, a Fund will either: (a) own the underlying security, or in the case of an option on a market index, will hold a portfolio of stocks substantially replicating the movement of the index; or (b) the Fund will segregate with the custodian high grade liquid assets sufficient to purchase the underlying security or equal to the market value of the stock index option, marked to market daily.

The purchase of options limits a Fund's potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When the Fund writes a call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. When the Fund writes a put option, it will assume the risk that the price of the underlying security or instrument will fall below the exercise price, in which case the Fund may be required to purchase the security or instrument at a higher price than the market price of the security or instrument. In addition, there can be no assurance that the Fund can affect a closing transaction on a particular option it has written. Further, the total premium paid for any option may be lost if the Fund does not exercise the option.

The Fund engages in option transactions involving securities and stock indices in order to gain exposure to particular securities or markets, in connection with hedging transactions, or to try to enhance returns. Options require additional skills and techniques beyond normal portfolio management. The Fund's use of options involves risk that such instruments may not work as intended due to unanticipated developments, especially in abnormal market conditions, or if the Adviser makes an error in judgment, or other causes. The use of options may magnify the increase or decrease in the performance of the Fund, and may also subject the Fund to higher price volatility.

The premiums paid for the options represent the cost of the investment and the options are valued daily at their closing price. The Fund recognizes a realized gain or loss when the option is sold or expired. Option holdings within the Fund, which may include put options and call options, are subject to loss of value with the passage of time, and may experience a total loss of value upon expiration. With options, there is minimal counterparty risk to the Fund since they are exchange traded.

Note 8. Investment Transactions

For the year ended June 30, 2013, purchases and sales of investment securities other than U.S. Government obligations, short-term investments and options aggregated $4,450,071 and $4,699,252, respectively.  Purchases and sales of options aggregated $1,035,668 and $847,206, respectively.

Note 9. Tax Matters

As of June 30, 2013, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities for the Fund were as follows:

Undistributed Ordinary Income	$ -

Short-term Capital Loss carryforward no expiration	$(1,006,869)
Long-term Capital Loss carryforward no expiration	(480,302)
$(1,487,171)

Gross unrealized appreciation on investment securities	$ 56,120
Gross unrealized depreciation on investment securities	(637,612)
Net unrealized appreciation on investment securities	$ (581,492)

Cost of investment securities, including short-term investments and call options	$ 2,461,820

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. In general, some provisions of the Act, not including the changes to capital loss carryforwards, are effective for the Fund’s fiscal year ending June 30, 2011. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers.

On December 26, 2012 the Wegener Adaptive Growth Fund paid a net investment income gain of $0.0743 per share, for a total distribution of $26,691.  There were no distributions paid during the year ended June 30, 2012.

The tax character of the distributions paid for the fiscal years ended June 30, 2013 and 2012 were as follows:

Distributions paid from:	June 30, 2013	June 30, 2012
Ordinary income	$ 26,691	$ 0
	$ 26,691	$ 0

Permanent book and tax differences relating to shareholder distributions may result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain/loss.  Undistributed net investment income and accumulated undistributed net realized gain/loss on investment transactions may include temporary book and tax differences which reverse in subsequent periods.  Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Note 10. Control and Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940, as amended. As of June 30, 2013, the Wegener family, in aggregate, owned approximately 87.27% of the Fund and may be deemed to control the Fund.

Note 11. New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (“ASU”) No. 2011-11 (the “Pronouncement”) related to disclosures about offsetting assets and liabilities.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.

In January 2013, the FASB issued ASU 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, which replaced ASU 2011-11. ASU 2011 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new statement of assets and liabilities offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Both ASU 2011-11 and ASU 2013-01 are effective for interim or annual periods beginning on or after January 1, 2013. Management is currently evaluating the impact that these pronouncements may have on the Fund’s financial statements.

In June 2013, the FASB issued ASU 2013-08, Financial Services Investment Companies, which updates the scope, measurement, and disclosure requirements for U.S. GAAP including identifying characteristics of an investment company, measurement of ownership in other investment companies and requires additional disclosures regarding investment company status and following guidance in Topic 946 of the FASB Accounting Standards Codification (FASC).  The ASU is effective for interim and annual reporting periods that begin after December 15, 2013.  Management is currently evaluating the impact that these pronouncements may have on the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

   of Wegener Adaptive Growth Fund,

   a Series of the Wegener Investment Trust

We have audited the accompanying statement of assets and liabilities of Wegener Adaptive Growth Fund, (the "Fund"), a series of the Wegener Investment Trust (the “Trust”), including the schedule of investments, as of June 30, 2013 and the related statements of operations for the year then ended, changes in net assets for the two years in the period then ended and the financial highlights for the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund was not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and cash owned as of June 30, 2013, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Wegener Adaptive Growth Fund, a series of the Wegener Investment Trust, as of June 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania

August 28, 2013

Wegener Adaptive Growth Fund
Expense Illustration
June 30, 2013 (Unaudited)

Expense Example

As a shareholder of the Wegener Adaptive Growth Fund, you incur ongoing costs which typically consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2013 through June 30, 2013.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	January 1, 2013	June 30, 2013	January 1, 2013 to June 30, 2013

Actual	$1,000.00	$657.63	$8.18
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,014.93	$9.94

* Expenses are equal to the Fund's annualized expense ratio of 1.99%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

WEGENER ADAPTIVE GROWTH FUND

TRUSTEES AND OFFICERS

JUNE 30, 2013 (UNAUDITED)

TRUSTEES AND OFFICERS

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended.  Each Trustee serves as a Trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.

Name, Address and Age	Position, Length of Time Served with the Trust, and Term of Office	Principal Occupations and Current Directorships During Past 5 Years
Michael E. Kitces 3350 Monarch Lane Annandale, VA 22003 36	Trustee since 2006, Indefinite	Director of Financial Planning, Pinnacle Advisory Group, Inc. (since 2002)
Mark D. Pankin 3350 Monarch Lane Annandale, VA 22003 68	Trustee since 2006, Indefinite	Owner/Principal of MDP Associates LLC, an investment advisory firm (since 1994)

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended, and each officer of the Trust.

Name, Address, and Age	Position, Length of Time Served with the Trust, and Term of Office	Principal Occupations and Current Directorships During Past 5 Years
Steven M. Wegener[1] 3350 Monarch Lane Annandale, VA 22003 36	Trustee, since 2006, indefinite; Treasurer, President and Chief Compliance Officer since 2006, One Year	President, Wegener, LLC (2003-present)
Niloufar Marandiz[1] 3350 Monarch Lane Annandale, VA 22003 38	Secretary since 2006, One Year

Project Manager, CACI (2011 to Present), Business Systems Analyst (CACI (2010 to 2011), Project Manager, Vivakos, a division of Innovatech as of 3/2008 (2007-2010); Engineer, Mantaro Networks (2005-2006)

1 Steven Michael Wegener is considered an "Interested” Trustee as defined in the Investment Company Act of 1940, as amended, because he is affiliated with the Advisor.  Steve Wegener and Niloufar Marandiz are spouses.

The Fund's Statement of Additional Information ("SAI") includes additional information about the Trustees and is available, without charge, upon request.  You may call toll-free (800) 595-4077 to request a copy of the SAI or to make shareholder inquiries.

WEGENER ADAPTIVE GROWTH FUND

ADDITIONAL INFORMATION

JUNE 30, 2013 (UNAUDITED)

Portfolio Holdings

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on September 30 and March 31. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at (800) 595-4077.

Proxy Voting Guidelines

The Fund’s Advisor is responsible for exercising the voting rights associated with the securities held by the Fund.  A description of the policies and procedures used by the Advisor in fulfilling this responsibility is available without charge by calling 1-800-595-4077.  It is also included in the Fund’s State of Additional Information, which is available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30th will be available without charge, upon request, by calling our toll free number 1-800-595-4077.

Renewal of Advisory Agreement

In connection with a regular meeting held on June 6, 2013 (the “Meeting”), the Board of Trustees (the “Board” or “Trustees”) of Wegener Investment Trust (the “Trust”), including a majority of the Trustees who are not interested persons of the Trust or interested persons to the investment management agreement (the “Independent Trustees”), discussed the review and renewal of the Investment Advisory Agreement (the “Management Agreement”) between Wegener, LLC (the “Adviser”) and the Trust, with respect to the Wegener Adaptive Growth Fund (the “Fund”).

The Trustees reviewed a memorandum describing their duties when considering renewal of the Management Agreement.  The Board then reviewed a copy of the Management Agreement and discussed its terms.  The factors considered by the Board of Trustees included: (i) the Adviser’s business and the qualifications of its personnel, (ii) the nature, extent and quality of the services provided by the Adviser to the Fund, (iii) the investment performance of the Adviser, (iv) the costs of the services to be provided and the profits to be realized by the Adviser, (v) the extent to which economies of scale will be realized as the Fund grows, and (vi) whether the fee levels reflect these economies of scales to the benefit of shareholders.

As to the nature, extent, and quality of the services provided by the Adviser, the Board considered the Adviser’s investment strategies and execution of those strategies.  The Trustees reviewed the Adviser’s ADV Parts I and II, which describes the operations and policies of the Adviser.  The Trustees also reviewed a report from the Adviser, in which the Adviser addressed a series of questions prepared by the Trust’s legal counsel, the responses to which provided information relevant to their deliberations (the “Report”).  The Report included information regarding, among other things, the personnel of the Adviser and the Adviser’s compliance activities.  The Board discussed the compliance activities of the Trust’s CCO.  Based on the information in the Report and their discussions with Mr. Wegener, the Trustees concluded the Adviser had provided satisfactory services to the Fund, and that the nature and extent of the services provided by the Adviser were reasonable and consistent with the Board’s expectations.

As to the Fund’s performance, the Board reviewed information in the Report regarding the Fund’s one year, and since inception returns.  The Adviser also presented comparison performance information on the S&P 500 Index, the Fund’s benchmark, as well as comparisons to the Russell 2000 Index and a peer group of other long-short funds with similar investment objectives and strategies to those of the Fund and of a comparable asset sizes (the “Peer Group”).  The trustees then had a robust discussion on the Funds past performance, current positioning, and potential future performance. Following discussion, it was the consensus of the Trustees that the Adviser’s performance was satisfactory.

The Board reviewed information comparing the management fee and expense ratio of the Fund to the fees and expenses paid by funds in the Peer Group.  The Trustees noted that the Fund’s management fee of 1.25% and expense ratio of 1.99% were each well within the range for the Peer Group.  In particular, the Trustees noted that the Fund’s advisory fee was attractive compared even to some larger peers.   Following discussion, it was the consensus of the Board that the Fund’s expense ratio and management fee were fair considering the small size of the Fund and the expertise needed to execute the Fund’s strategy.

As to the profitability of the Adviser, the Board noted that, to date, the Adviser had operated at a small loss, near breakeven, while continuing to maintain the 1.99% expense cap on the Fund. Thus it was the consensus of the Board that the Adviser was not excessively profitable.

As to economies of scale, it was the consensus of the Trustees that economies of scale could be realized as the Fund’s assets grow but were not likely to be achieved in the near future.  With respect to the fee waiver pursuant to which the Adviser would cap certain Fund expenses at 1.99% until October 31, 2013, the Trustees noted that the Adviser appeared to have the financial wherewithal to continue the expense cap due to keeping the Fund expenses in line.

As a result of their deliberations, the Board determined that the overall arrangement provided under the terms of the Agreement was a reasonable business arrangement and that the approval of the Agreement was in the best interests of the Trust and the Fund’s shareholders, and unanimously approved the renewal of the Management Agreement between the Adviser and the Funds for an additional year.

Board of Trustees

Michael E. Kitces

Mark D. Pankin

Steven M. Wegener

Investment Adviser

Wegener, LLC

3350 Monarch Lane

Annandale, VA 22003

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

Custodian

U.S. Bank, NA

Independent Registered Public Accounting Firm

Sanville & Company

Legal Counsel

Thompson Hine LLP

This report is provided for the general information of the shareholders of the Wegener Adaptive Growth Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on registrant’s website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2013

$ 13,000

FY 2012

$ 12,500

(b)

Audit-Related Fees

Registrant

FY 2013

$ 0

FY 2012

$ 0

Nature of the fees:

Not applicable.

(c)

Tax Fees

Registrant

FY 2013

$ 2,000

FY 2012

$ 1,900

Nature of the fees:

Tax preparation and filing.

(d)

All Other Fees

Registrant

FY 2013

$ 0

FY 2012

$ 0

Nature of the fees:

Not applicable.

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2013

$ 2,000

FY 2012

$ 1,900

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wegener Investment Trust

By /s/Steven M. Wegener

   *Steven M. Wegener

     President and Treasurer

Date September 6, 2013

* Print the name and title of each signing officer under his or her signature.